UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2022

ESAB Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41297	87-0923837
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Rose Avenue, 8th Floor North Bethesda, MD 20852
(Address of principal executive offices) (Zip Code)

(301) 323-9099

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ESAB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 4, 2022 (the “Distribution Date”), after market close of the New York Stock Exchange (“NYSE”), the previously announced separation (the “Separation”) of ESAB Corporation (“ESAB” or the “Company”) from Enovis Corporation (formerly known as Colfax Corporation) (“Enovis”) was completed. The Separation of ESAB, which comprises the fabrication technology business, from Enovis, which comprises the specialty medical technology business, was achieved through Enovis’ pro rata distribution of 90% of the outstanding shares of ESAB common stock to holders of record of Enovis common stock as of the close of business on March 22, 2022 (the “Record Date“). Each holder of record of Enovis common stock received one share of ESAB common stock for every three shares of Enovis common stock held at the close of business on the Record Date (the “Distribution”). In lieu of fractional shares of ESAB, stockholders of Enovis will receive cash. In connection with the Separation, the Company made a cash distribution of approximately $1.2 billion to Enovis. Following the completion of the Separation, ESAB became an independent, publicly-traded company, and Enovis retained a 10% ownership interest in ESAB, which it intends to divest within 12 months after the Separation. On April 5, 2022, ESAB’s common stock began trading on the NYSE under the ticker symbol “ESAB.”

In connection with the Separation, the Company entered into several agreements with Enovis on the Distribution Date that, among other things, provide a framework for the Company’s relationship with Enovis after the Separation, including the following agreements:

•	Separation and Distribution Agreement;

•	Transition Services Agreement;

•	Tax Matters Agreement;

•	Employee Matters Agreement;

•	Intellectual Property Matters Agreement;

•	EBS License Agreement; and

•	Stockholder’s and Registration Rights Agreement.

A summary of certain material features of the Separation and Distribution Agreement, the Transition Services Agreement, the Tax Matters Agreement, the Employee Matters Agreement, the Intellectual Property Matters Agreement, the EBS License Agreement and the Stockholder’s and Registration Rights Agreement, all of which are referenced below, can be found in the section entitled “Certain Relationships and Related Person Transactions—Agreements with Enovis” in ESAB’s Information Statement, which is included as Exhibit 99.1 to Amendment No. 2 to ESAB’s Registration Statement on Form 10-12B/A (File No. 001-41297) filed with the Securities and Exchange Commission on March 17, 2022 (the “Information Statement”). These summaries are incorporated by reference into this Item 1.01 in their entirety.

Separation and Distribution Agreement

The Separation and Distribution Agreement sets forth, among other things, the agreements between ESAB and Enovis regarding the principal transactions necessary to effect the Separation and the Distribution. It also sets forth other agreements that govern certain aspects of ESAB’s ongoing relationship with Enovis after the completion of the Separation and the Distribution. The description of the Separation and Distribution Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Separation and Distribution Agreement filed as Exhibit 2.1 hereto and incorporated herein by reference.

Transition Services Agreement

The Transition Services Agreement sets forth the terms and conditions pursuant to which ESAB and its subsidiaries and Enovis and its subsidiaries will provide to each other various services on a transitional basis. The description of the Transition Services Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Transition Services Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Tax Matters Agreement

The Tax Matters Agreement governs ESAB’s and Enovis’ respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and certain other matters regarding taxes. The description of the Tax Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Tax Matters Agreement filed as Exhibit 10.2 hereto and incorporated herein by reference.

Employee Matters Agreement

The Employee Matters Agreement governs, among other things, ESAB’s and Enovis’ compensation and employee benefit obligations with respect to the employees and other service providers of each company, and generally allocates liabilities and responsibilities relating to employment matters and employee compensation and benefit plans and programs. The description of the Employee Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Employee Matters Agreement filed as Exhibit 10.3 hereto and incorporated herein by reference.

Intellectual Property Matters Agreement

The Intellectual Property Matters Agreement sets forth the terms and conditions pursuant to which, among other things, ESAB and Enovis have granted each other a non-exclusive, royalty-free, fully paid-up, irrevocable, sublicenseable (subject to certain limitations) and worldwide license to use certain intellectual property rights retained by the other party. The term of the Intellectual Property Matters Agreement is perpetual. The description of the Intellectual Property Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Intellectual Property Matters Agreement filed as Exhibit 10.4 hereto and incorporated herein by reference.

EBS License Agreement

The EBS License Agreement sets forth the terms and conditions pursuant to which Enovis has granted ESAB a royalty-free, non-exclusive, worldwide and non-transferable license to use, solely in support of ESAB’s business, the “Enovis Growth Excellence Business System,” which ESAB intends to refer to as the ESAB Business Excellence System, or “EBX”. The description of the EBS License Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the EBS License Agreement filed as Exhibit 10.5 hereto and incorporated herein by reference.

Stockholder’s and Registration Rights Agreement

The Stockholder’s and Registration Rights Agreement (the “Registration Rights Agreement”) sets forth the terms and conditions pursuant to which ESAB has granted Enovis and its affiliates certain registration rights with respect to the shares of ESAB common stock owned by them. Upon the request of Enovis or certain subsequent transferees as further defined in the Registration Rights Agreement, ESAB will use its reasonable best efforts to effect the registration under applicable federal and state securities laws of any shares of ESAB common stock retained by Enovis. Under the Registration Rights Agreement, Enovis has agreed to vote any shares of ESAB common stock retained by Enovis immediately after the Distribution in proportion to the votes cast by ESAB’s other stockholders. In connection with such agreement, Enovis granted ESAB a proxy to vote the shares of ESAB common stock retained by Enovis in such proportion. The proxy will be automatically revoked as to a particular share upon any sale or transfer of such share from Enovis to a person other than Enovis, and neither the Registration Rights Agreement nor the proxy limits or prohibits any such sale or transfer. The description of the Registration Rights Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Registration Rights Agreement filed as Exhibit 10.6 hereto and incorporated herein by reference.

Credit Agreement

On April 4, 2022, the Company entered into a credit agreement (the “Credit Agreement”) by and among the Company, as the lead borrower, the other loan parties from time to time party thereto, including any designated subsidiary borrower party thereto pursuant to the terms thereof and certain subsidiaries of the Company identified therein, as guarantors, each of the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and the co-documentation agents, joint bookrunners and joint lead arrangers named therein. The Credit Agreement consists of (i) a senior revolving facility in an initial aggregate principal amount of up to $750 million (the “Revolving Facility”), (ii) a senior term loan A facility in an initial aggregate principal amount of up to $400 million (the “Term Loan A Facility”) and (iii) a 364-day senior term loan facility in an initial aggregate principal amount of $600 million (the “364-day Term Facility” and, together with the Term Loan A Facility, the “Term Facilities”, and together with the Revolving Facility, the “Facilities”). The Revolving Facility includes a $50 million swingline loan sub-facility.

The initial credit extensions under the Facilities were made available to the Company substantially simultaneously with the closing of the Distribution. The proceeds of the Facilities were used to finance the $1.2 billion cash distribution to Enovis and pay fees and expenses in connection therewith and related transactions. The Revolving Facility will also be used for working capital and general corporate purposes of the Company and its subsidiaries.

Loans made under the Term Facilities will bear interest, at the election of the Company, at either the base rate (as defined in the Credit Agreement) or at the term SOFR rate plus an adjustment (as defined in the Credit Agreement), in each case, plus the applicable interest rate margin. Loans made under the Revolving Facility will bear interest, at the election of the Company, at either the base rate or, in the case of loans denominated in dollars, the term SOFR rate plus an adjustment or the daily simple SOFR plus an adjustment, in the case of loans denominated in euros, the adjusted EURIBOR rate and, in the case of loans denominated in sterling, SONIA plus an adjustment (as all such rates are defined in the Credit Agreement), in each case, plus the applicable interest rate margin. Initially, the applicable interest rate margin will be 1.500% or, in the case of base rate loans, 0.500%, and in future quarters it may change based upon the Company’s total leverage ratio (ranging from 1.125% to 1.750% or in the case of the base rate margin, 0.125% to 0.750%). Each swing line loan denominated in dollars will bear interest at the base rate plus the applicable interest rate margin.

Certain U.S. subsidiaries of the Company have agreed to guarantee the obligations of the Company under the Credit Agreement.

The Credit Agreement contains customary covenants limiting the ability of the Company and its subsidiaries to, among other things, incur debt or liens, merge or consolidate with others, dispose of assets, make investments or pay dividends. In addition, the Credit Agreement contains financial covenants requiring the Company to maintain (i) a maximum total leverage ratio of not more than 4.00:1.00, with a step-down to, commencing with the fiscal quarter ending June 30, 2023, 3.75:1.00, and commencing with the fiscal quarter ending June 30, 2024, 3.50:1.00, and (ii) a minimum interest coverage ratio of 3.00:1:00. The Credit Agreement contains various events of default (including failure to comply with the covenants under the Credit Agreement and related agreements) and upon an event of default the lenders may, subject to various customary cure rights, require the immediate payment of all amounts outstanding under the Term Facilities and the Revolving Facility.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K related to the Credit Agreement, including the information set forth under the subheading “Credit Agreement,” is incorporated by reference in this Item 2.03.

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01	Changes in Control of Registrant.

Immediately prior to the Distribution, the Company was a wholly-owned subsidiary of Enovis. Following the completion of the Distribution, the Company is now an independent public company trading under the symbol “ESAB” on the NYSE, and Enovis retained a 10% ownership interest in the Company, which it intends to divest within 12 months after the Separation. The Distribution was made to holders of record of Enovis as of the Record Date, who received one share of ESAB common stock for every three shares of Enovis common stock held as of the Record Date. In lieu of fractional shares, stockholders of Enovis will receive cash. The description of the Separation included under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board and Officer Appointments

On April 4, 2022, in connection with the Separation, the size of the Board of Directors of ESAB (the “Board”) was expanded from two directors to ten directors, and each of Mitchell P. Rales, Melissa Cummings, Rhonda L. Jordan, Shyam P. Kambeyanda, Robert S. Lutz, Stephanie M. Phillipps, Didier Teirlinck, and Rajiv Vinnakota were appointed to the Board, with such expansion to be effective as of the consummation of the Separation. Mr. Rales was appointed Chair of the Board effective as of the Distribution Date.

Patrick W. Allender and Christopher M. Hix previously served as directors of ESAB prior to the Separation and will continue to serve as a directors of ESAB after the Separation. Mr. Hix will continue to serve as Enovis’ Executive Vice President, Finance and Chief Financial Officer.

Biographical information for each member of the Board can be found on ESAB’s Information Statement under the section entitled “Management,” which is incorporated herein by reference; provided, however, the biographical information for Ms. Cummings can be found on ESAB’s Form 8-K that was filed with the SEC on March 28, 2022.

The Board is divided into three classes, denominated as class I, class II and class III. Members of each class will hold office for staggered three-year terms. The three classes are as follows:

•	Class I: Mr. Rales, Ms. Phillipps and Mr. Teirlinck are class I directors, whose terms expire at the first annual meeting of the Company’s stockholders following the Distribution.

•	Class II: Mr. Allender, Ms. Jordan and Mr. Hix are class II directors, whose terms expire at the second annual meeting of the Company’s stockholders following the Distribution.

•	Class III: Ms. Cummings, Mr. Kambeyanda, Mr. Vinnakota and Mr. Lutz are class III directors, whose terms expire at the third annual meeting of the Company’s stockholders following the Distribution.

In connection with their joining the Board, in addition to Mr. Allender who had previously already been appointed as a member and Chair of the Audit Committee, certain other directors of the Company were appointed to the Audit Committee, Compensation and Human Capital Committee and Nominating and Corporate Governance Committee of the Board (the “Committees”) effective as of the Distribution Time. The current composition of the Committees is as follows:

Committee	Members
Audit Committee	Patrick W. Allender (Chair) Robert S. Lutz Didier Teirlinck

Compensation Committee	Rhonda L. Jordan (Chair) Stephanie M. Phillipps Rajiv Vinnakota

Nominating and Corporate Governance Committee	Rajiv Vinnakota (Chair) Rhonda L. Jordan Patrick W. Allender

In addition, Mr. Kambeyanda will continue to serve as President and Chief Executive Officer of ESAB following the Distribution. The Information Statement under the sections entitled “Management” and “Executive and Director Compensation” contains the biographical information about and compensation information for Mr. Kambeyanda, respectively. Such information is incorporated by reference in this Item 5.02.

2022 Omnibus Incentive Plan

The ESAB Corporation 2022 Omnibus Incentive Plan (the “2022 Plan”) became effective as of the Distribution Date. The 2022 Plan provides for the issuance of 5,500,000 shares of ESAB common stock, subject to adjustments as provided by the 2022 Plan. A description of the material terms of the 2022 Plan can be found in the Information Statement under the section entitled “Equity Compensation Plan Information” which is incorporated herein by reference. The description is qualified in its entirety by reference to the 2022 Plan, which is filed as Exhibit 10.8 hereto and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the completion of the Separation, on April 4, 2022, ESAB’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws became effective. A summary of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws is included in the Information Statement under the heading “Description of Capital Stock,” which is incorporated by reference in this Item 5.03.

The foregoing descriptions of these amendments and are not complete and are subject to, and qualified in their entirety by, the complete text of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws which are filed with this Current Report on Form 8-K as Exhibits 3.1 and 3.2, each of which is incorporated by reference in this Item 5.03.

Item 8.01	Other Events.

On April 5, 2022, the Company issued a press release announcing the completion of the Separation and Distribution. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 8.01.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated April 4, 2022, between Enovis Corporation and ESAB Corporation

3.1	Amended and Restated Certificate of Incorporation of ESAB Corporation

3.2	Amended and Restated Bylaws of ESAB Corporation

10.1	Transition Services Agreement, dated April 4, 2022, between Enovis Corporation and ESAB Corporation

10.2	Tax Matters Agreement, dated April 4, 2022, between Enovis Corporation and ESAB Corporation

10.3	Employee Matters Agreement, dated April 4, 2022, between Enovis Corporation and ESAB Corporation

10.4	Intellectual Property Matters Agreement, dated April 4, 2022, between Enovis Corporation and ESAB Corporation

10.5	EBS License Agreement, dated April 4, 2022, between Enovis Corporation and ESAB Corporation

10.6	Stockholder’s and Registration Rights Agreement, dated April 4, 2022, between Enovis Corporation and ESAB Corporation

10.7	Credit Agreement, dated April 4, 2022, by and among ESAB Corporation, as the lead borrower, the other loan parties from time to time party thereto, including any designated subsidiary borrower party thereto pursuant to the terms thereof and certain subsidiaries of the Company identified therein, as guarantors, each of the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and the co-documentation agents, joint bookrunners and joint lead arrangers named therein

10.8	ESAB Corporation 2022 Omnibus Incentive Plan

99.1	ESAB Corporation Press Release, dated April 5, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2022

ESAB CORPORATION

By:	/s/ Kevin Johnson
	Name:	Kevin Johnson
	Title:	Chief Financial Officer